SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                           Current Reporting Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



            Date of report (earliest event reported):  August 18, 1998


                  THE TAUBMAN REALTY GROUP LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in its Charter)




           DELAWARE                 33-73988                 38-3097317
 (State or Other Jurisdiction     (Commission            (I.R.S. Employer
       of Incorporation)          File Number)        Identification Number)


    200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan 48303-0200
    (Address of Principal Executive Office)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code:  (248) 258-6800



                                      None
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other matters.

     On August 18, 1998, Taubman Centers, Inc., the managing general partner of The Taubman Realty Group Limited Partnership, made available information regarding certain current developments in the form of a press release and investor supplements, as contained in this Item.

     The historical information presented in the investor supplements has been derived from the underlying financial records, which are the basis of the information presented in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 and Report on Form 10-Q for the period ended June 30, 1998, and should be read in conjunction with those documents. The information in the investor supplements is not necessarily indicative of the operating results or financial position of the Registrant for any future periods.

     The following is the text of the press release issued on August 18, 1998.


CONTACT:                                                 FOR IMMEDIATE RELEASE
                                                               August 18, 1998

Christopher J. Tennyson
(248) 258-7519
Barbara K. Baker
(248) 258-7367
www.taubman.com




TAUBMAN ANNOUNCES RESTRUCTURING
Initiatives Position Company for Long-Term Growth


     BLOOMFIELD HILLS, Mich., August 18 -- Taubman Centers, Inc. (NYSE:TCO), one of the nation's leading developers of regional shopping centers, today announced the following restructuring and recapitalization initiatives:

      o Taubman and the General Motors Pension Trusts (GMPT) have reached a definitive agreement to exchange GMPT's holdings in the Taubman Realty Group Limited Partnership for interests in 10 Taubman shopping centers;

      o Taubman will restructure its balance sheet for increased financial flexibility by replacing unsecured debt with secured debt;

      o Taubman will simplify its governance structure to reflect increased public ownership; and

      o  Taubman will significantly reduce general and administrative expenses.

     "The actions we're announcing today create a strengthened, more focused development company with materially enhanced prospects for long-term growth," said Robert Taubman, president and chief executive officer of Taubman Centers. "We're confident that restructuring ownership, divesting assets, emphasizing development, moving to secured financing, and streamlining the organization are winning strategies for our company and our investors."


                                     (more)

Taubman Centers/2


GMPT Partnership Units Exchanged for Centers

     Central to the company's restructuring is a significant reduction in the ownership position of the General Motors Pension Trusts (GMPT), which hold their interests in a combination of Taubman Realty Group (TRG) partnership units and Taubman Centers common shares. Taubman Centers, a real estate investment trust, is the managing general partner of TRG, which is a limited partnership.

     Taubman will exchange interests in 10 shopping centers (see attached property listing), together with a pro rata share of debt, for all of the GMPT's partnership units, representing approximately 37 percent of TRG's equity base. Taubman will continue to manage the GMPT properties under a third-party management agreement. Although GMPT will no longer hold TRG partnership units, the Trusts will retain their 8.4 million shares of Taubman Centers common stock.

     "The GM Pension Trusts have been partners in the Taubman shopping center business since 1985 and were instrumental in the creation of the publicly owned REIT in 1992," said W. Allen Reed, president and chief executive officer of General Motors Investment Management Corporation. "This is the largest single investment in our portfolio. The restructuring announced today will accomplish two objectives for the Trusts: It reduces our ownership in Taubman to a level more consistent with our investments in other publicly traded companies; secondly, it enables us to maintain our exposure to a high quality portfolio of regional centers on a direct ownership basis, consistent with our overall real estate strategy. It also positions Taubman to realize higher growth through its development strategy. As the GM Pension Trusts will continue to be a major shareholder in Taubman Centers, we look forward to participating in that future growth."

     Morgan Stanley was financial advisor to Taubman, and has provided a fairness opinion on the transaction, which has been approved by the Taubman Centers Board of Directors and is scheduled to close by September 30. AEW
Capital Management, which has advised the Trusts with respect to their investment in TRG since its inception, represented the Trusts in the transaction.


                                     (more)

Taubman Centers/3


Enhanced Long-Term Growth

     All projects in the Taubman development pipeline, including the recently announced joint ventures with the Mills Corporation, remain with the company. "We will be opening on average at least one center per year for the foreseeable future (see attached development project opening schedule) at returns we expect to be substantially in excess of acquisition yields. With a smaller core portfolio, every dollar of development capital spending will contribute more to our rate of growth. We've invested heavily in our development program, and as a result are solidly positioned to achieve double digit growth over the next five years," said Mr. Taubman.

     "The 15 operating properties we are retaining, with 1997 average sales of $410 per square foot, constitute the most productive portfolio of regional shopping centers in the industry, and provide an excellent base for internal and external growth," said Mr. Taubman.

Cost Reductions

     "An important aspect of this restructuring is a reduction of over $10 million in general and administrative expense by 1999," said Mr. Taubman. "In addition, we are using this transaction as a catalyst for change within our organization, taking a hard look at everything we do. Without compromising the best aspects of our culture, we intend to identify further efficiencies that will materially improve operating margins."

Recapitalization to Increase Financial Flexibility

     "Concurrent with this reconfiguration, we will restructure our balance sheet and initiate a new approach to financing," added Lisa A. Payne, executive vice president and chief financial officer. "Today we are beginning a tender offer for TRG's $708 million of public unsecured debt. Our intent is to refinance the company on a secured basis, lengthening debt maturities from three to 10 years.

     "We believe our new capital structure will both increase financing flexibility and reduce our cost of capital. As a secured borrower, the company will tap a significantly deeper and broader debt market, and lessen its reliance on the equity market to finance our growth," said Ms. Payne.


                                     (more)

Taubman Centers/4


Governance Simplified

     "The restructuring we're announcing today also allows us to simplify our governance," said Ms. Payne. "With Taubman Centers now having a majority and controlling interest in TRG, we will dissolve the TRG Partnership Committee. GMPT will relinquish its two seats on the Taubman Centers Board of Directors, resulting in the REIT having a majority of independent directors. In addition, the REIT and partnership financial statements will now be consolidated, dramatically simplifying the reporting and analysis of our business."


NOTE:
This release contains forward-looking statements within the meaning of the federal securities laws. Actual future performance, outcomes and results may differ materially from those expressed as a result of a number of risks, uncertainties and assumptions that cannot be accurately predicted. Examples of these factors include (without limitation) general industry and economic conditions, interest rate trends, leasing demand and rental rates, unanticipated development costs and delays, the continued availability of financing in the amounts and the terms necessary to support future business, changing department store expansion strategies, tenant bankruptcies, and competition.


                                 #     #     #

                                Property Listing


Taubman Centers                              GMPT
---------------                              ----

Arizona Mills                                Briarwood
   Tempe, AZ                                    Ann Arbor, MI

Beverly Center                               Columbus City Center
   Los Angeles, CA                              Columbus, OH

Biltmore Fashion Park                        The Falls
   Phoenix, AZ                                  Miami, FL

Cherry Creek                                 Hilltop
   Denver, CO                                   Richmond, CA

Fair Oaks                                    Lakeforest
   Fairfax, VA                                  Gaithersburg, MD

Fairlane Town Center                         Marley Station
   Dearborn, MI                                 Anne Arundel County, MD

La Cumbre Plaza                              Meadowood Mall
   Santa Barbara, CA                            Reno, NV

Lakeside                                     Stoneridge
   Sterling Heights, MI                         Pleasanton, CA

Paseo Nuevo                                  The Mall at Tuttle Crossing
   Santa Barbara, CA                            Columbus, OH

Regency Square                               Woodfield
   Richmond, VA                                 Schaumburg, IL

The Mall at Short Hills
   Short Hills, NJ

Stamford Town Center
   Stamford, CT

Twelve Oaks Mall
   Novi, MI

Westfarms
   West Hartford, CT

Woodland
   Grand Rapids, MI

                      Development Projects Opening Schedule

The following Taubman development projects are scheduled to open by the fall of 2001:


Opening           Project                  Announced Anchors
-------           -------                  -----------------

Nov. 12, 1998     Great Lakes Crossing     17 value  regional  anchors including
                     Auburn Hills, MI      Neiman Marcus Last Call, Off-5th Saks
                                           Outlet,  Bass  Pro  Outdoor World and
                                           Star Theatres

Mar. 12, 1999     MacArthur Center         Nordstrom, Dillard's
                     Norfolk, VA

1999 - 2001       Memorial City Mall       Neiman   Marcus,   Lord   &   Taylor,
                     (redevelopment)       Nordstrom, Foley's, Sears, Montgomery
                     Houston, TX           Ward, Mervyn's

2000              Keystone Crossing        Value regional anchors
                     Chester County, PA

2001              Wellington Green         Dillard's, Burdines, JCPenney, Lord &
                     West Palm Beach, FL   Taylor

2001              International Plaza      Nordstrom, Lord & Taylor
                     Tampa, FL

2001              North Dallas Center      Neiman  Marcus,  Dillard's,  Foley's,
                     Plano, TX             Lord & Taylor

     The following pages constitute the supplements that have been made available to investors and analysts to assist them in understanding the announced transactions involving the assets the Registrant will retain and those that GMPT will acquire. The two asset groups have never been operated as separate businesses, as they will be following the closing of the announced transactions, and the supplemental materials are not intended to constitute a projection or estimate of the Registrant's future operating results or financial condition.




                             New Ownership Structure
--------------------------------------------------------------------------------



        62.7%                               37.3%
        TAUBMAN CENTERS, INC.               Taubman Family
        52.9 million shares                 &
        (8.4 million held by GMPT)          Other Unitholders


        52.9 Million Units                  31.4 Million Units
               |                                    |
               |                                    |
               --------------------------------------
                                    |

                     TAUBMAN REALTY GROUP L.P. (TRG)
                     15 Operating Centers,
                     2 Centers Under Construction
                     & Development Pipeline

                     84.3 Million Partnership Units

                            Old Ownership Structure
--------------------------------------------------------------------------------




     37.2%                   39.4%                            23.4%
     GMPT                    TAUBMAN CENTERS, INC.            Taubman Family
                                                              &
                             52.9 million shares              Other Unitholders
                             (8.4 million held by GMPT)

     50.0 Million Units      52.9 Million Units               31.4 Million Units
            |                       |                                |
            |                       |                                |
            ----------------------------------------------------------
                                    |

                        TAUBMAN REALTY GROUP L.P. (TRG)
                        25 Operating Centers,
                        2 Centers Under Construction
                        & Development Pipeline

                        134.3 Million Partnership Units

                               Summary Portfolio
--------------------------------------------------------------------------------


                               Taubman Properties


     Western Region                    Midwest                  East Coast
     --------------                    -------                  ----------
     Arizona Mills               Fairlane Town Center           Fair Oaks
       Tempe, AZ                     Dearborn, MI              Fairfax, VA

     Beverly Center                    Lakeside          The Mall at Short Hills
    Los Angeles, CA              Sterling Heights, MI        Short Hills, NJ

 Biltmore Fashion Park             Twelve Oaks Mall        Stamford Town Center
      Phoenix, AZ                      Novi, MI                Stamford, CT

      Cherry Creek                     Woodland               Regency Square
       Denver, CO                  Grand Rapids, MI            Richmond, VA

    La Cumbre Plaza              Great Lakes Crossing            Westfarms
   Santa Barbara, CA               Auburn Hills, MI          West Hartford, CT
                                Opening November 1998

      Paseo Nuevo                                             MacArthur Center
   Santa Barbara, CA                                             Norfolk, VA
                                                            Opening March 1999

                            1997 Operating Statistics
--------------------------------------------------------------------------------




                                         Taubman                  1997
                                        Portfolio(1)          As Reported
                                        ---------             -----------

     Sales psf                             $410                   $384

     Ending Occupancy                      90.7%                  90.3%

     Occupancy Costs
      as a % of Sales                      14.5%                  14.8%


     Average Rent psf                    $41.37                 $38.79


(1) The Taubman Portfolio column contains information for the properties that Taubman will retain. These results are also included in the "1997 As Reported" column along with the results of the GMPT Properties.

      1997 EBITDA Results Excluding the GMPT Properties (2)(3)(4)
--------------------------------------------------------------------------------


                                        Year Ended December 31, 1997
                             -------------------------------------------------
                                   TRG          UNCONSOLIDATED       TOTAL
                               CONSOLIDATED         JOINT           MANAGED
                                BUSINESSES       VENTURES(1)       BUSINESSES
                             -------------------------------------------------
                                          (in millions of dollars)

REVENUES:
  Minimum rents                       86.4             121.1           207.5
  Percentage rents                     5.0               2.6             7.5
  Expense recoveries                  51.6              64.4           115.9
  Management, leasing and
    development                        8.8                               8.8
  Other                               10.4               8.0            18.4
                                     -----             -----           -----
Total Revenues                       162.1             196.1           358.2

OPERATING COSTS (2):
  Recoverable expenses                45.6              53.7            99.2
  Other operating                     16.8              10.7            27.5
  Management, leasing and
    development                        4.7                               4.7
                                     -----             -----           -----
                                      67.1              64.4           131.4
                                     -----             -----           -----
                                      95.0             131.8           226.7
                                     =====             =====           =====

EBITDA contribution before
 general and administrative
  expense(4)                          95.0              74.4           169.4
                                     =====             =====           =====


-----------------------------------------------------------------

(1) With the exception of the EBITDA contribution, amounts represent 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany profits. The Unconsolidated Joint Ventures are accounted for under the equity method in TRG's Consolidated Financial Statements.
(2) Operating costs exclude interest and depreciation and amortization, which are excluded from the definition of EBITDA, and general and administrative expense, historical levels of which are not expected to be indicative of future levels.
(3)  Amounts in the table may not add due to rounding.
(4) Annualization of acquisitions and developments not in place for all of 1997 would increase the Total Managed Businesses' EBITDA contribution before general and administrative expense of $169.4 million to $186 million.

  1998 Year to Date EBITDA Results Excluding the GMPT Properties (2)(3)
--------------------------------------------------------------------------------



                                       Six Months Ended June 30, 1998
                             -------------------------------------------------
                                   TRG          UNCONSOLIDATED       TOTAL
                               CONSOLIDATED         JOINT           MANAGED
                                BUSINESSES       VENTURES(1)       BUSINESSES
                             -------------------------------------------------
                                          (in millions of dollars)

REVENUES:
  Minimum rents                       47.2              71.6           118.8
  Percentage rents                     1.6               1.4             3.0
  Expense recoveries                  27.0              36.7            63.7
  Management, leasing and
    development                        3.9                               3.9
  Other                                5.9               3.8             9.7
                                     -----             -----           -----
Total Revenues                        85.7             113.4           199.1

OPERATING COSTS (2):
  Recoverable expenses                23.5              30.2            53.8
  Other operating                     10.1               6.5            16.6
  Management, leasing and
    development                        2.4                               2.4
                                     -----             -----           -----
                                      36.1              36.7            72.8
                                     -----             -----           -----

                                      49.6              76.7           126.3
                                     =====             =====           =====
EBITDA contribution before
 general and administrative
  expense                             49.6              41.9            91.5
                                     =====             =====           =====


-----------------------------------------------------------------

(1) With the exception of the EBITDA contribution, amounts represent 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany profits. The Unconsolidated Joint Ventures are accounted for under the equity method in TRG's Consolidated Financial Statements.
(2) Operating costs exclude interest and depreciation and amortization, which are excluded from the definition of EBITDA, and general and administrative expense, historical levels of which are not expected to be indicative of future levels.
(3)  Amounts in the table may not add due to rounding.

                            Transaction 1997 Cap Rate
--------------------------------------------------------------------------------
                                  (in millions)
                                               GMPT         Taubman
                                               ----         -------

1997 EBITDA before G&A                         $112           $169

Annualization of acquisitions
  and development                                20             17
                                               ----           ----
                                               $132           $186

Debt as of 6/30/98*                            $989         $1,021

Debt associated with
  MacArthur Center and
  Great Lakes Crossing                                        (150)

Series A Preferred Equity                                      200
                                               ----         ------
                                               $989         $1,071

Number of Units at 6/30/98 (in millions)         50           84.3

Equity value at $13.50 per unit                $675         $1,138

Total Capitalization                         $1,664         $2,209

Trailing Cap Rate                               7.9%           8.4%


---------------------------------------

*Includes $93 million transaction costs



                             Taubman Pro Forma Debt
---------------------------------------------------------------------------------------------------------


                                                                                            Pro Forma
                                           Taubman                                           Taubman
                                         Beneficial                                         Beneficial
                                       Interest in Debt      GMPT         Taubman        Interest in Debt
Taubman Centers                         as of 6/30/98        Debt       Adjustments(1)    as of 6/30/98
----------------------------------------------------------------------------------------------------------
                            (in millions of dollars)

Centers Consolidated in
TRG's Financial Statements
---------------------------------
Beverly Center                                146.0
MacArthur Center (70%)                         52.1
Assessment Bonds                                3.0

Centers Owned by Unconsolidated
Joint Ventures/TRG's Ownership
---------------------------------
Arizona Mills (37%)                            51.6
Cherry Creek (50%)                             65.0
Fair Oaks (50%)                                70.0
Lakeside (50%)                                 44.0
Stamford Town Center (50%)                     27.6
Twelve Oaks Mall (50%)                         25.0
Westfarms (79%)                               122.4
Woodland (50%)                                 33.0
                                            -------
                                              639.6                                            639.6

GMPT Centers
---------------------------------
Columbus City Center                            8.0
Stoneridge                                     74.9
Woodfield (50%)                                86.0
Assessment Bonds                                1.6
                                            -------
                                              170.5         (170.5)                              0.0

Unsecured Debt (includes                    1,107.0         (783.5)        (253.5)              70.0(2)
  untendered notes)
New Secured Debt                                                            311.5              311.5
                                            -------         ------         ------            -------
Total June 30, 1998 Debt(3)                 1,917.1         (954.0)          58.0            1,021.1
Estimated Transaction Costs                    93.0          (35.0)         (58.0)               0.0
                                            -------         ------         ------            -------
Pro Forma Debt                              2,010.1         (989.0)           0.0            1,021.1
                                            =======         ======         ======            =======
Series A Preferred Equity                     200.0                                            200.0



--------------------------------------------------------------------------------------------------------

(1) All amounts are preliminary estimates. In addition, TRG expects to have a $200 million credit line.
(2)  Assumes 90 percent of the unissued notes are tendered.
(3) Includes approximately $150 million of debt upon which interest is being capitalized related to Great Lakes Crossing and MacArthur Center.

                              Development Pipeline
--------------------------------------------------------------------------------





   Opening                Project                       Announced Anchors
   -------                -------                       -----------------

Nov. 12, 1998        Great Lakes Crossing        17   value   regional   anchors
                     Auburn Hills, MI            including  Neiman  Marcus  Last
                                                 Call, Off-5th Saks Outlet, Bass
                                                 Pro  Outdoor  World  and   Star
                                                 Theatres

Mar. 12, 1999        MacArthur Center            Nordstrom, Dillard's
                     Norfolk, VA

1999 - 2001          Memorial City Mall          Neiman Marcus, Lord  &  Taylor,
                     (redevelopment)             Nordstrom,   Foley's,    Sears,
                     Houston, TX                 Montgomery Ward, Mervyn's

2000                 Keystone Crossing           Value regional anchors
                     Chester County, PA

2001                 Wellington Green            Dillard's,  Burdines, JCPenney,
                     West Palm Beach, FL         Lord & Taylor

2001                 International Plaza         Nordstrom, Lord & Taylor
                     Tampa, FL

2001                 North Dallas Center         Neiman   Marcus,     Dillard's,
                     Plano, TX                   Foley's, Lord & Taylor



                                                TAUBMAN CENTERS PROPERTY LISTING
                                              (After separation of GMPT properties)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                          TRG's %   Percent of Mall
                                                Sq. Ft of GLA/                           Ownership    GLA Occupied
                                                   Mall GLA     Year Opened/   Year       as of          as of        1997 Rent (1)
Centers                 Anchors                as of 12/31/97     Expanded   Acquired    12/31/97      12/31/97      (in Thousands)
-------                 -------                --------------   -----------  --------   ----------   ------------   ---------------

Beverly Center           Bloomingdale's, Macy's     908,000/         1982                     70%(2)       92%          $ 24,797
Los Angeles, CA                                     600,000

Biltmore Fashion Park    Macy's, Saks Fifth         569,000/       1963/1992/   1994         100%          95%            10,071
Phoenix, AZ              Avenue                     330,000           1997

Cherry Creek             Foley's, Lord & Taylor,    903,000/          1990                    50%          96%            18,306
Denver, CO               Neiman Marcus, Saks        430,000 (3)(4)
                         Fifth Avenue

Fair Oaks                Hecht's, JCPenney, Lord  1,398,000/       1980/1987/                 50%          88%            18,409
Fairfax, VA              & Taylor, Sears            582,000           1988
(Washington, D.C.
 Metropolitan Area)

Fairlane Town Center     Hudson's, JCPenney,      1,484,000/(5)    1976/1978/                100%          79%            13,632
Dearborn, MI             Lord & Taylor, Saks        594,000           1980
(Detroit Metropolitan    Fifth Avenue, Sears
 Area)

La Cumbre Plaza          Robinsons-May, Sears       478,000/       1967/1989    1996         100%          95%             4,042
Santa Barbara, CA                                   178,000

Lakeside                 Crowley's, Hudson's,     1,474,000/       1976/1980                  50%          88%            16,398
Sterling Heights, MI     JCPenney, Lord &           513,000
(Detroit Metropolitan    Taylor, Sears
 Area)

Paseo Nuevo              Macy's, Nordstrom          438,000/          1990      1996         100%           88%            4,193
Santa Barbara, CA                                   133,000

Regency Square           Hecht's (two               825,000/       1975/1987    1997         100%          100%            2,888(1)
Richmond, VA             locations), JCPenney,      238,000
                         Sears

The Mall at Short Hills  Bloomingdale's,          1,350,000/       1980/1994/                100%           96%           31,095
Short Hills, NJ          Macy's, Neiman Marcus,     550,000           1995
                         Nordstrom, Saks Fifth
                         Avenue

Stamford Town Center     Filene's, Macy's,          875,000/          1982                    50%           90%           15,678
Stamford, CT             Saks Fifth Avenue          382,000

Twelve Oaks Mall         Hudson's, JCPenney,      1,224,000/       1977/1980                  50%           95%           18,729
Novi, MI                 Lord & Taylor, Sears       486,000
(Detroit Metropolitan
 Area)






                                           TAUBMAN CENTERS PROPERTY LISTING (continued)
                                              (After separation of GMPT properties)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                          TRG's %   Percent of Mall
                                                Sq. Ft of GLA/                           Ownership    GLA Occupied
                                                   Mall GLA     Year Opened/   Year       as of          as of        1997 Rent (1)
Centers                 Anchors                as of 12/31/97     Expanded   Acquired    12/31/97      12/31/97      (in Thousands)
-------                 -------                --------------   -----------  --------   ----------   ------------   ---------------


Westfarms                Filene's, Filene's       1,298,000/       1974/1997                  79%           83%           17,230
West Hartford, CT        Men's Store/Furniture      528,000
                         Gallery, JCPenney, Lord
                         & Taylor, Nordstrom

Woodland                 Hudson's, JCPenney,      1,094,000/       1968/1974/                 50%           96%           13,843
Grand Rapids, MI         Sears                      369,000        1984/1989

Value Center:
------------

Arizona Mills            Off 5th Saks,            1,157,000/          1997                    37%           80%            2,611(1)
Tempe, AZ                Rainforest Cafe,           531,000
(Phoenix Metropolitan    JCPenney Outlet, Neiman
 Area)                   Marcus Last Call,        ---------
                         Supersports USA,
                         GameWorks, Harkins Cinemas

                      Total GLA/Total Mall GLA:  15,475,000/
                                                  6,444,000
                  Average GLA/Average Mall GLA:   1,032,000/
                                                    430,000

----------------------------

(1)  Includes  minimum and percentage rent for the year ended December 31, 1997.
     Excludes rent from certain peripheral properties. For Centers opened or acquired in 1997, the amounts reflect rents for the period subsequent to the opening or acquisition date. 1997 openings and acquisitions include
     Regency Square (September), and Arizona Mills (November).
(2)  TRG has an option to acquire  the  remaining  30%.  The  results of Beverly
     Center are consolidated in TRG's financial statements.
(3) GLA excludes approximately 166,000 square feet for the renovated buildings on adjacent peripheral land.
(4) An expansion of the Center of approximately 132,000 square feet of Mall GLA will open in the fall of 1998.
(5) A 30-screen theater will be added and is anticipated to open by the summer of 1999.



                                                       GMPT PROPERTY LISTING
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                          TRG's %   Percent of Mall
                                                Sq. Ft of GLA/                           Ownership    GLA Occupied
                                                   Mall GLA     Year Opened/   Year       as of          as of        1997 Rent (1)
Centers                 Anchors                as of 12/31/97     Expanded   Acquired    12/31/97      12/31/97      (in Thousands)
-------                 -------                --------------   -----------  --------   ----------   ------------   ---------------

Briarwood                Hudson's, JCPenney,        990,000/       1973/1980                 100%          95%           $12,433
Ann Arbor, MI            Jacobson's, Sears          369,000

Columbus City Center     Jacobson's, Lazarus,     1,209,000/          1989                   100%          98%            16,335
Columbus, OH             Marshall Field's           415,000

The Falls                Bloomingdale's, Macy's     812,000/       1980/1996    1997         100%          90%               884(1)
Miami, FL                                           357,000

Hilltop                  JCPenney, Macy's, Sears  1,096,000/       1976/1991                 100%          85%             5,811
Richmond, CA                                        367,000
(San Francisco
 Metropolitan Area)

Lakeforest               Hecht's, JCPenney, Lord  1,107,000/       1978/1992                 100%          88%            13,045
Gaithersburg, MD         & Taylor, Sears            437,000
(Washington, D.C.
 Metropolitan Area)

Marley Station           Hecht's, JCPenney,       1,088,000/       1987/1994/                100%           77%            9,447
Anne Arundel County, MD  Macy's, Sears              375,000           1996
(Washington, D.C.
Metropolitan Area)

Meadowood Mall           JCPenney, Macy's (two      889,000/       1979/1995                 100%           93%            9,666
Reno, NV                 locations), Sears          312,000

Stoneridge               JCPenney, Macy's (two    1,291,000/       1980/1990/                100%           92%           15,608
Pleasanton, CA           locations), Nordstrom,     449,000           1996
(San Francisco           Sears
Metropolitan Area)

The Mall at Tuttle       JCPenney, Lazarus,         974,000/          1997                   100%           93%            5,748(1)
Crossing                 Marshall Field's,          383,000
Columbus, OH             Sears

Woodfield                JCPenney, Lord &         2,267,000/       1971/1972/                 50%           89%           35,286
Schaumburg, IL           Taylor, Marshall           942,000           1995
(Chicago Metropolitan    Field's, Nordstrom,
 Area)                   Sears



                      Total GLA/Total Mall GLA:  11,723,000/
                                                  4,406,000
                  Average GLA/Average Mall GLA:   1,172,000/
                                                    441,000

-----------------

(1)  Includes  minimum and percentage rent for the year ended December 31, 1997.
     Excludes rent from certain peripheral properties. For Centers opened or acquired in 1997, the amounts reflect rents for the period subsequent to the opening or acquisition date. 1997 openings and acquisitions include The
     Mall at Tuttle Crossing (July) and The Falls (December).

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    THE TAUBMAN REALTY GROUP
                                                    LIMITED PARTNERSHIP

Date: August 20, 1998                               By: /s/ Lisa A. Payne
                                                        ------------------------
                                                    Lisa A. Payne
                                                    Executive Vice President and
                                                    Chief Financial Officer